Exhibit 10.14
FIRST AMENDMENT TO THE
BOB EVANS FARMS, INC. AND AFFILIATES
THIRD AMENDED AND RESTATED
EXECUTIVE DEFERRAL PROGRAM
     This First Amendment (this “Amendment”) to the Bob Evans Farms, Inc. and Affiliates Third Amended and Restated Executive Deferral Program (the “Plan”) is effective as of November 18, 2008.
     WHEREAS, Bob Evans Farms, Inc. (the “Company”) previously adopted the Plan; and
     WHEREAS, pursuant to Section 8.01 of the Plan, the Company desires to amend the Plan.
     NOW, THEREFORE, the Plan is hereby amended as follows:
1. Section 6.01(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
     Pre-2008 Deferrals.
(i) In-Service Distribution Account. With respect to Pre-2008 Deferrals (and any earnings related thereto), the vested portion of each Sub-Account within a Member’s In-Service Distribution Account will be distributed in a lump sum within 60 days following the earliest of (A) the first day of the calendar year specified in the Member’s Deferral Election Form, (B) the Member’s death, (C) the date the Member becomes Disabled, or (D) the date the Member Separates from Service before reaching age 55.
(ii) Education Distribution Account. With respect to Pre-2008 Deferrals (and any earnings related thereto), the vested portion of each Sub-Account within a Member’s Education Distribution Account will be distributed (or begin to be distributed) within 60 days following the earliest of (A) the first day of the calendar year specified in the Member’s Deferral Election Form, (B) the Member’s death, (C) the date the Member becomes Disabled, or (D) the date the Member Separates from Service before reaching age 55. Each such Sub-Account, to the extent vested, will be distributed in five substantially equal annual installments; provided, however, that the Member may elect that such distribution be made in a lump sum in the year specified in the Member’s Deferral Election Form or in four or fewer substantially equal annual installments beginning in the year specified in such Deferral Election Form. Notwithstanding the foregoing, if a distribution of the Education Distribution Account is due to a Member’s death, Disability or Separation from Service before reaching age 55, such distribution shall be made in a lump sum.

(iii) Retirement Distribution Account. With respect to Pre-2008 Deferrals (and earnings related thereto), the vested portion of each Sub-Account within a Member’s Retirement Distribution Account will be distributed (or begin to be distributed) within 60 days following the earliest of (A) the first day of the calendar year specified in the Member’s Deferral Election Form, (B) the Member’s death, (C) the date the Member becomes Disabled, or (iv) the date the Member Separates from Service (regardless of the Member’s age). Each such Sub-Account, to the extent vested, will be distributed in a lump sum or in substantially equal monthly, quarterly or annual installments for a period of no more than ten years as elected by the Member in the Member’s Deferral Election Form. Notwithstanding the foregoing, if a distribution of the Retirement Distribution Account is due to a Member’s death, Disability or Separation from Service before reaching age 55, such distribution shall be made in a lump sum.
(iv) Substantially Equal Installments. If a Member elects substantially equal annual installments under this Section 6.01(a), (A) the first distribution will equal the value of the vested portion of the applicable Sub-Account as of the most recent Valuation Date divided by the number of annual installments elected, and (B) each distribution thereafter will be made on the anniversary of the initial distribution date and will equal the balance of the vested portion of the applicable Sub-Account as of the most recent Valuation Date divided by the number of remaining annual installments. If a Member elects monthly or quarterly installments under Section 6.01(a)(iii), the amount of each distribution will be calculated as described in the preceding sentence; provided that such amount shall further be divided by twelve in the case of monthly installments or four in the case of quarterly installments.
2. Section 6.01(b) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
     Post-2008 Deferrals.
(i) Nonqualified Employee Deferral Account. With respect to Post-2008 Deferrals (and earnings related thereto), the Nonqualified Employee Deferral Account will be distributed (or begin to be distributed) within 60 days following the earliest to occur of (A) the first day of the calendar year specified in the Member’s Deferral Election Form, (B) the Member’s death, (C) the date of the Member’s Disability or (D) the date of the Member’s Separation from Service.
(A) In-Service Distributions. If a distribution under this Section 6.01(b)(i) is based on the first day of the calendar year specified in the Member’s Deferral Election Form, such distribution shall be made in a lump sum or up to 10 substantially equal annual installments, as elected by the Member in the applicable Deferral Election Form. Notwithstanding the foregoing, if a Member elects annual installments under this subparagraph (A), but Separates from Service prior to receiving all of those annual installments, any remaining balance shall be paid in accordance with subparagraph (C) below.
(B) Distributions Upon Death or Disability. If a distribution under this Section 6.01(b)(i) is due to the Member’s death or Disability, such distribution shall be made in a lump sum.
(C) Distributions Upon Separation from Service. If a distribution under this Section 6.01(b)(i) is due to the Member’s Separation from Service, the Member has reached the Service Threshold and the present value of the Member’s Accounts is at least $25,000 as of the Valuation Date immediately preceding the Member’s Separation from Service, then such distribution shall be made in a lump sum or up to 20 substantially equal annual installments, as elected by the Member in the applicable Deferral Election Form. If a distribution under this Section 6.01(b)(i) is due to the Member’s Separation from Service under any other circumstances, such distribution shall be made in a lump sum.
Notwithstanding the foregoing, if a Member does not make a timely election relating to a distribution under this Section 6.01(b)(i), then such distribution shall be made in a lump sum.
(ii) Employer Nonqualified Matching Account and Discretionary Employer Contribution Account. With respect to Post-2008 Deferrals (and earnings related thereto), the vested portions of a Member’s Employer Nonqualified Matching Account and Discretionary Employer Contribution Account will be distributed (or begin to be distributed) within 60 days following the earliest to occur of (A) the Member’s death, (B) the date the Member becomes Disabled or (C) the date the Member Separates from Service. Distributions of amounts described in this Section 6.01(b)(ii) shall be made in accordance with subparagraphs (B) and (C) of this Section 6.01(b)(i).
(iii) Installments. If a Member has selected substantially equal annual installments under this Section 6.01(b), (A) the first distribution will equal the value of the vested portion of the applicable Account as of the most recent Valuation Date divided by the number of annual installments selected, and (B) each distribution thereafter will be made on the anniversary of the initial distribution date and will equal the balance of the vested portion of the applicable Account as of the most recent Valuation Date divided by the number of remaining annual installments.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of the date set forth above.

BOB EVANS FARMS, INC.
/s/ Joe Eulberg
Printed Name:	J. R. Eulberg
Its: Senior V.P., H.R.